DERIVATIVE FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2023
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS	DERIVATIVE FINANCIAL INSTRUMENTS
Dole is exposed to foreign currency exchange rate fluctuations, bunker fuel price fluctuations and interest rate changes in the normal course of its business. As part of its risk management strategy, Dole uses derivative instruments to hedge some of these exposures. Dole’s objective is to offset gains and losses resulting from these exposures with losses and gains from the derivative contracts used to hedge them, thereby reducing the volatility of earnings. Dole does not hold or issue derivative financial instruments for trading or speculative purposes. The types of derivative instruments utilized by Dole are described below:
Foreign currency hedges: Dole enters into foreign currency exchange forward and option contracts to hedge exposure to changes in certain foreign currency exchange rates. Dole enters into fair value hedges to hedge foreign currency exposure of non-functional currency assets and liabilities and cash flow hedges to hedge foreign currency exposure of forecasted revenue, cost of sales and operating expenses.
Interest rate swaps: Dole enters into interest rate swaps to mitigate a significant portion of the interest rate risk associated with its variable-rate debt.
In June 2023, Dole amended $700.0 million notional value of its interest rate swaps to change the benchmark interest rate from U.S. dollar LIBOR to SOFR. In addition, the floor for each of the swaps that have been designated to hedge Term Loan A borrowings was changed to (0.10%), and the floor for each of the swaps that have been designated to hedge Term Loan B borrowings was changed to (0.11%). The fixed rate of each swap was adjusted to account for the market value difference between the LIBOR and SOFR reference rates.
The interest rate swaps pay a fixed rate of interest at rates between 0.42% and 2.50%, with the receiving rates variable based on SOFR, which were between 5.35% and 5.38% as of December 31, 2023. All interest rate swap arrangements are classified within the consolidated balance sheets based on ultimate maturity date of the arrangement.
Bunker fuel contracts: Dole incurs significant fuel costs from shipping products from sourcing locations to end customer markets. As a result, Dole is exposed to commodity and fuel cost risks and enters into bunker fuel contracts to hedge the risk of unfavorable fuel prices.
Hedge Accounting Election
The Company performs an analysis of its hedging portfolio at inception and on a quarterly basis. The Company uses the following criteria in evaluating derivative instruments for hedge accounting:
1.Hedged risk is eligible
2.Hedged item or transaction is eligible
3.Hedging instrument is eligible
4.Hedging relationship is highly effective
5.Designation and documentation requirements are met
Dole designates the interest rate swaps and certain foreign currency cash flow hedges for hedge accounting and records the changes in fair value of these instruments in accumulated other comprehensive loss. The changes in fair value of foreign currency fair value hedges, non-designated cash flow hedges and bunker fuel hedges are recorded in earnings.
Notional Amounts of Derivative Instruments
Dole had the following derivative instruments outstanding as of December 31, 2023:

Aggregate Notional Amount
Foreign currency forward contracts by currency:
United States dollar	$29.6 million
Euro	€357.4 million
British pound sterling	£9.0 million
Swedish krona	SEK22.0 million
Chilean peso	CLP$25.6 billion
Interest rate swap contract	$700.0 million
Quantitative Disclosures
Derivatives are presented gross in the consolidated balance sheets. The following table presents the balance sheet location and fair value of the derivative instruments by type:

	Fair Value Measurements as of December 31, 2023
	Other Receivables	Other Assets	Accrued Liabilities

Foreign currency forward contracts:	(U.S. Dollars in thousands)
Cash flow hedges	$1,141	$—	$(5,543)
Non-designated cash flow hedges	140	—	(346)
Fair value hedges	607	—	(986)
Bunker fuel hedges	—	—	(129)
Interest rate swap contracts	7,305	29,868	—
	$9,193	$29,868	$(7,004)

	Fair Value Measurements as of December 31, 2022
	Other Receivables, net	Other Assets	Accrued Liabilities

Foreign currency forward contracts:	(U.S. Dollars in thousands)
Cash flow hedges	$490	$—	$(5,726)
Non-designated cash flow hedges	872	—	(206)
Fair value hedges	4	—	—
Bunker fuel hedges	—	—	(3,396)
Interest rate swap contracts	—	59,104	—
	$1,366	$59,104	$(9,328)
Refer to Note 18 “Fair Value Measurements” for the presentation of fair value instruments within the consolidated balance sheets, which includes derivative financial instruments.
The following tables represent Dole’s realized and unrealized derivative gains (losses) and respective location in the financial statements for all derivative instruments for the years ended December 31, 2023, December 31, 2022 and December 31, 2021:

	Year Ended December 31, 2023
	Gains (losses) deferred in Accumulated Other Comprehensive Loss	Cost of Sales	Other income, net

Realized (losses) gains:	(U.S. Dollars in thousands)
Cash flow hedges	$—	$(8,461)	$—
Non-designated cash flow hedges	—	1,285	—
Fair value hedges	—	—	639
Bunker fuel hedges	—	(1,020)	—
Total net realized (losses) gains	$—	$(8,196)	$639
Unrealized (losses) gains:
Cash flow hedges	$790	$—	$—
Non-designated cash flow hedges	—	(440)	—
Fair values hedges	—	—	(843)
Bunker fuel hedges	—	2,875	—
Interest rate swap contracts	(21,931)	—	—
Total net unrealized (losses) gains	$(21,141)	$2,435	$(843)

	Year Ended December 31, 2022
	Gains (losses) deferred in Accumulated Other Comprehensive Loss	Cost of Sales	Other income, net

Realized gains:	(U.S. Dollars in thousands)
Cash flow hedges	$—	$22,546	$—
Non-designated cash flow hedges	—	3,341	—
Fair value hedges	—	—	—
Bunker fuel hedges	—	2,834	—
Total net realized gains	$—	$28,721	$—
Unrealized gains (losses):
Cash flow hedges	$(6,380)	$—	$—
Non-designated cash flow hedges	—	589	—
Fair value hedges	—	—	469
Bunker fuel hedges	—	(3,437)	—
Interest rate swap contracts	49,002	—	—
Total net unrealized gains (losses)	$42,622	$(2,848)	$469

	Year Ended December 31, 2021
	Gains deferred in Accumulated Other Comprehensive Loss	Cost of Sales	Other income, net

Realized gains (losses):	(U.S. Dollars in thousands)
Cash flow hedges	$—	$2,399	$—
Non-designated cash flow hedges	—	(403)	—
Bunker fuel hedges	—	2,358	—
Total net realized gains	$—	$4,354	$—
Unrealized gains (losses):
Cash flow hedges	$1,336	$—	$—
Non-designated cash flow hedges	—	388	—
Bunker fuel hedges	—	(1,645)	—
Interest rate swap contracts	10,102	—	—
Total net unrealized gains (losses)	$11,438	$(1,257)	$—
As of December 31, 2023, the Company expects approximately $18.3 million of deferred net gains from cash flow hedges to be reclassified from accumulated other comprehensive loss into earnings over the next 12 months. Of the $18.3 million of net deferred gains, $22.7 million relates to deferred gains on interest rate swap contracts and is expected to offset future interest expense on Term Loan A and Term Loan B, and $4.4 million relates to net deferred losses on cash flow hedges and is expected to offset future operational losses on foreign currency exchange rates. Refer to Note 21 “Stockholders’ Equity” for details on reclassifications out of accumulated other comprehensive loss for the years ended December 31, 2023, December 31, 2022 and December 31, 2021.